EXHIBIT 10.16

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
                 OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD,
                 TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT
                   HAS BEEN REGISTERED UNDER SUCH LAWS OR AN
                   EXEMPTION FROM REGISTRATION IS AVAILABLE.



                             STOCK PURCHASE WARRANT

              To Subscribe for and Purchase Class A Common Stock of
                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

                            VOID AFTER JUNE 18, 2009



Warrant to subscribe for 800,000                            March 27, 2000
shares of Class A Common Stock,
$.01 par value, as determined in
accordance with the first
paragraph hereof


      THIS CERTIFIES that, for value received, Welsh, Carson, Anderson & Stowe VII, L.P., or its registered assigns, is entitled, subject to the terms of
Section 1 hereof, to subscribe for and purchase from United Surgical Partners International, Inc., a Delaware corporation, (the "Company"), at the price of $.01 per share (such price, as the same may from time to time be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time on or prior to June 18, 2009 up to 800,000 shares of Class A Common Stock, $.01 par value, of the Company ("Common Stock"); subject, however, to the provisions and upon the terms and conditions hereinafter set forth, including, without limitation, the provisions of Section 3 hereof. This Warrant, and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter called, collectively, the "Warrants."

            Section 1. EXERCISE OF WARRANT. (a) This Warrant may be exercised by the holder hereof, in whole or in part, by the completion of the subscription form attached hereto and by the surrender of the Warrant (properly endorsed) at the principal executive offices of the Company (or at such other agency or office of the Company as it may designate by notice in writing to
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the holder hereof at the address of the holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, at the election of such holder, (i) in cash or by certified or official bank check, for the aggregate Warrant Price for the shares being purchased, or, (ii) by surrender to the Company for cancellation any indebtedness of (whether for principal, interest or any other indebtedness), or claim against, the Company, or any portion thereof, for which credit shall be given toward the Warrant Price for each share of Common Stock being acquired upon the exercise hereof on a dollar-for-dollar basis with reference to the amount of the indebtedness or claim cancelled, or (iii) by receiving from the Company the number of shares of Common Stock equal to the number of shares of Common Stock otherwise issuable upon such exercise less the number of shares of Common Stock having a fair market value on the date of exercise equal to the Warrant Price applicable to the number of shares of Common Stock for which this Warrant is being exercised, or (iv) by payment of the Warrant Price for each share of Common Stock being acquired upon exercise hereof in any combination of two or more of the methods described in clauses (i), (ii) and (iii) above.

            (b) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within seven business days after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

            (c) For purposes hereof, the fair market value of a share of Common Stock on any date shall be equal to the fair market value of the Company's Common Stock determined on the basis of (1) the last sale price of shares of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (2) if no shares of Common Stock are then listed or admitted to trading, or (2) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange but the Common stock is designated as a national market system security by the National Association of Securities Dealers, the last trading price of the Common Stock on such date. If the shares of Common Stock are not then listed or admitted to trading on any national exchange or designated as a national market system security, the fair market value shall be the most recent purchase price per share of Common Stock issued in a financing or the purchase price plus exercise price of options for Common Stock, in each case within the last six months. If no such issuance of Common

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Stock or options has occurred within the last six months, then the fair market value shall be determined in good faith by mutual agreement of the Company and the holders of not less than 66-2/3% of the shares of Common Stock issuable upon exercise of the outstanding Warrants (including this Warrant) issued pursuant to the Warrant Agreement. If the Company and such holder or holders, as the case may be, are unable to agree on a value within 30 days, the fair market value shall be determined by a mutually agreed-upon nationally recognized investment bank firm (to be retained solely at the expense of the Company).

            Section 2. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 3, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

            Section 3. ADJUSTMENT IN CERTAIN EVENTS.

            (a) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

            (b) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately therefore receivable upon the exercise of such Warrant and Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation,

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provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrants (including an immediate adjustment, by reason of such consolidation or merger, of the Warrant Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Warrant Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive upon exercise of such Warrants.

            (c) NOTICE OF ADJUSTMENT. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder hereof at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the number of shares for which this Warrant may be exercised, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (d) STOCK TO BE RESERVED. The Company shall at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it shall from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock shall be at all times equal to or less than the effective Warrant Price. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company shall not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not

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
granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

            (e) ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof; PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder hereof; and PROVIDED FURTHER, that the Company shall not be liable for any federal, state or local income or similar tax on the holder hereof in connection with any exercise of this Warrant.

            (f) CLOSING OF TRANSFER BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

            (g) DEFINITION OF COMMON STOCK. As used herein the term "Common Stock" shall mean and include the Class A Common Stock, par value $.01 per share, of the Company as authorized on June 18, 1999 and also any capital stock of any class of the Company hereinafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; PROVIDED, HOWEVER, that the shares purchasable pursuant to this Warrant shall include only shares designated as Class A Common Stock, par value $.01 per share, of the Company on June 18, 1999 or shares of any class or classes resulting from any reclassification or reclassifications thereof and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

            Section 4. REGISTRATION RIGHTS. The rights of the holders hereof with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock issuable upon the exercise of the Warrants are set forth in the Registration Agreement, dated as of April 30, 1998, among the Company and the other parties named therein, as amended.

            Section 5. NOTICES OF RECORD DATES. In the event of:

            (1) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

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
            (2) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of al or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

            (3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company shall give notice to the holder of this Warrant specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933, as amended, and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

            Section 6. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Warrant Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            Section 7. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnify or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

            Section 8. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by national overnight courier service or by certified or registered mail, postage prepaid and addressed, if to the holder, to such holder at the address shown on the records of the Company or at such other address as shall have been furnished to the Company by notice from such holder and, if to the Company, addressed to the Company at 17103 Preston Road, Suite 200

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North Dallas, Texas 75248 or at such other address as shall have been furnished to the holder by notice from the Company.

            Section 9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            Section 10. AMENDMENTS. The provisions of this Warrant may be amended only with the prior written consent of the holders of not less than 66-2/3% of the shares of Common Stock issuable upon exercise of the outstanding Warrants.

            Section 11. TRANSFERABILITY. This Warrant and all rights hereunder shall not be transferable except to partners or affiliates of Welsh, Carson, Anderson & Stowe VII, L.P.

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            IN WITNESS WHEREOF, UNITED SURGICAL PARTNERS INTERNATIONAL, INC.,
has executed this Warrant on and as of the day and year first above written.


                                                UNITED SURGICAL PARTNERS
                                                INTERNATIONAL, INC.


                                                By /s/ DONALD STEEN
                                                Name:  Donald Steen
                                                Title:


Attest:


____________________________
        Secretary